                                 EXHIBIT 10.1

                           ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into this 30/th/ day of May, 2000 (the "Effective Date") between E-BIDD.COM, INC. (to be
------
renamed xraymedia.com, Inc.), a Minnesota corporation ("Buyer") and MULTI-COM ENTERPRISES Inc., a British Columbia corporation ("Seller").

                                   RECITALS

     A. Seller desires to sell substantially all of the assets of Seller in accordance with the terms and conditions of this Agreement.

     B. Buyer desires to purchase such assets in accordance with the terms and conditions in this Agreement.

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.   Purchase and Sale of Assets

     1.1  Transfer of Assets.  Subject to the terms and conditions of this
          ------------------
Agreement, Buyer, relying on Seller' warranties and representations made in this Agreement, shall purchase from Seller, and Seller shall transfer to Buyer all of its right, title and interest in and to, the business ("Business") known as Multicom Enterprises Inc., now being conducted by Seller at the premises known as Penthouse, 325 - Carroll St., Vancouver, B. C. Canada ("Business Premises"). The sale includes the lease of the Business Premises, inventory, furniture, fixtures and equipment, all contracts and accounts receivable and all other property owned and used by Seller in the Business, more specifically described herein and in the attached schedules, including:

          1.1.1 All right, title and interest in and to the equipment , computers, furniture and fixtures of Seller used in the Business ("Equipment"), including without limitation, the Equipment defined and described on Schedule 1.1.1.

          1.1.2 All inventory, materials and work in progress or any portions thereof (the "Inventory"), including without limitation, the Inventory defined and described on Schedule 1.1.2.

          1.1.3 All software necessary to operate the Business (the "Software"), including without limitation, the Software defined and described on Schedule 1.1.3.

          1.1.4 All licenses, contracts, permits and approvals relating to or affecting the Software (the "Software Licenses") including without limitation, the Software Licenses defined and described in Schedule 1.1.4.

          1.1.5 All rights of Sellers in, to and under the production contracts, permits, licenses and approvals, contracts, commitments and purchase and sale orders, relating to or affecting the Business ("Contracts"), including without limitation, those Contracts defined and described in Schedule 1.1.5.

          1.1.6 All accounts receivable as of the Closing Date ("Accounts Receivable") more specifically defined and described in Schedule 1.1.6.

          1.1.7 All trademark, trade names, style names and copyrights of Sellers, or royalty-free, non-exclusive license for such, both registered and unregistered, foreign an United States ("IP Assets"), including without limitation, those IP Assets defined and described in Schedule 1.1.7.

          1.1.8 All books, customer lists, supplier lists and records of Seller, including quality control records, relating to the Business or any of the assets sold under this Agreement.

          1.1.9 All pre-paid expenses to the extent of the prorated benefit to be derived by Buyer after the Closing Date.

          1.1.10 To the extent assignable, all government permits, licenses, certificates or approvals ("Licenses"), including without limitation, those Licenses defined and described in Schedule 1.1.10.

     1.2  Assets. The Equipment, Inventory , Software, Software Licenses,
          ------
Contracts, Accounts Receivable, IP Assets, Licenses, Lease and any assets or rights to be transferred to the Buyer pursuant to Section 1.1 are collectively referred to as the "Assets."

     1.3  Encumbrances.  The transfer of Assets shall, at the time of Closing,
          ------------
be free and clear of all obligations, security interests, liens, infringements and encumbrances whatsoever.

     1.4  Purchase Price.  The purchase price for the sale of Assets to Buyer
          --------------
shall be:

          1.4.1 Five Hundred Thousand shares of Buyer's restricted common stock ("Restricted Shares").

          1.4.2 One Hundred Thousand shares of Buyer's unrestricted common stock ("Unrestricted Shares").

          1.4.3 The Restricted Shares and the Unrestricted Shares combined shall be referred to as the "Purchase Price.."

          1.4.4 The Purchase Price shall be allocated among Assets as described in Schedule 1.4.

     1.5  Lease. Buyer shall, if assignable, assume the lease of the Business
          -----
Premises ("Lease"). The Lease is attached hereto as Exhibit 1.5.

     1.6  Assumption  of  Liabilities.  Except for the obligations that Buyer
          ---------------------------
shall assume under the Software Licenses, Licenses and Contracts at Closing, Buyer shall not assume or be obligated to pay, perform or discharge any liability, obligation, debt, charge or expense of Seller, whether accrued, absolute, contingent or imposed upon Buyer as a successor in interest, except as agreed to herein.

     1.7  Closing.  The completion of the contemplated transactions is the
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"Closing", which shall take place on the June , 2000 ("Closing Date"), or such later date as may mutually agreed upon by the parties.

2.   Seller's Obligations.

     2.1  Access and Information.  Seller shall give to Buyer, Buyer's
          ----------------------
accountants, technical personnel, counsel and other representatives reasonable access, during normal business hours both before and after Closing, to the Assets, along with any books, records, contracts and commitments of Seller to the Assets, and shall furnish Buyer, with information concerning the Assets as Buyer may reasonably request.

     2.2 Conduct of Business. Seller warrants and represents to and covenant and agree with Buyer that, pending completion of the Closing, unless otherwise agreed in writing by Buyer:

          2.2.1 Seller shall not sell, license, contract, commit or otherwise encumber the Assets;

          2.2.2 Seller shall not alter or amend the Lease except to assign the Lease to Buyer;

          2.2.3 Seller shall carry and continue in force and effect through Closing, fire and extended coverage insurance on the Assets as is in existence as of the Effective Date;

          2.2.4 Seller shall not amend, modify any License, Contract or Software License to which Seller is a party that relates in any way to the Assets, without Buyer's prior written consent;

          2.2.5 Seller and its officers, employees or contractors shall use their best efforts to preserve the Assets in the same condition and performance level as demonstrated to Buyer as of the Effective Date. Seller shall preserve for Buyer the good will and business relationships Seller has with customers, landlords, service providers and vendors relating to Assets or any portion thereof.

3.   Seller's Representations and Warranties.

Seller warrant and represent to Buyer as follows:

     3.1  Authority.  The execution and delivery of this Agreement to Buyer and
          ---------
carrying out the provisions hereof have been duly authorized by the Board of Directors ("Board") of Seller and Seller' stockholders, and at Closing, Seller shall furnish Buyer duly certified copies of the authorizing resolutions of Seller' Board and stockholders.

     3.2  Non-infringement.  The Assets, in whole or in part, do not infringe
          ----------------
any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third parties and no rights or license are required from third parties to exercise any rights with respect to the Assets or any portion thereof.

     3.3  Compliance.  Neither the execution and delivery of this Agreement, nor
          ----------
any instrument or agreement to be delivered by Seller to Buyer at the Closing pursuant to this Agreement, nor the compliance with the terms and provisions thereof by Seller, will result in the breach of any applicable statute or regulation, or any administrative or court order or decree, nor will compliance conflict with or result in the breach of, any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Seller, as amended, or any agreement or other instrument to which Seller is a party, or by which Seller is or may be bound, or constitute an event of default or default thereunder, or with the lapse of time or giving of notice or both constitute an event of default thereunder.

     3.4  Litigation. There is no suit or action, legal, administrative,
          ----------
arbitration or other proceeding or governmental investigation affecting the Assets pending, or to the best knowledge and belief of Seller, threatened against Seller that materially or adversely affects the Assets. Seller further warrant and represent that there is no outstanding judgment, decree or order against either Seller that affects the Assets in any way.

     3.5  Good Title. Seller have and shall transfer to Buyer at Closing good
          ----------
and marketable title to the Assets,free and clear of any and all security interests, encumbrances or liens.

     3.6  Totality of Assets. The Schedules are complete schedules of all Assets
          ------------------
owned and to be transferred by Seller to Buyer. There is no known unauthorized use of the Assets or any portion thereof by any third party; and the Assets and all portions thereof have not been licensed for use by third parties. The Assets are all of the assets necessary to operate the Business.

     3.7  Year 2000 Compliance. The Software is able to accurately process,
          --------------------
calculate, compare, and sequence date/time data, including leap year calculations, from, into, and between the 20th and 21st centuries, and the years 1999 and 2000.

     3.8  Contracts, Licenses, Permits and Approvals. Seller has no presently
          ------------------------------------------
existing contracts or commitments that in any way relate to the Assets that are not included in Schedules 1.1.4 and 1.1.5. The Contracts and Software Licenses as of the Effective Date, and at Closing are all the Contracts and Software Licenses necessary to operate the Business and consist of those Contracts and Software Licenses listed in Schedules 1.1.4 and 1.1.5 each Contract and Software License shall be:

          3.8.1  Assignable to Buyer;

          3.8.2  Of a term as listed in Schedules 1.1.4 and 1.1.5; and

          3.8.3 Seller is not in default under any of the Contracts or Software Licenses.

     3.9 Performance. Seller warrants that at Closing, the Equipment and Software are in good and working condition, reasonable wear and tear excepted, and perform as demonstrated to Buyer as of the Effective Date.

     3.10 Financial Statements.  The Seller have delivered to Buyer copies of
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the following financial statements, for Seller and its respective subsidiaries:

          3.10.1 Unaudited consolidated balance sheets, if any, as of December 31, 1999;

          3.10.2 Related statements of earnings, stockholders equity and changes in financial position for the period ended December 31, 1999; together with

          3.10.3 Integral notes and a certificate signed by the President and Chief Financial Officer of Seller, that such consolidated financial statements present fairly the financial position

     3.11 Buyer's Shares.
          --------------

          3.11.1 Seller acknowledge that they have conducted whatever investigations they deem necessary or desirable and have had a full opportunity to ask questions of and has received satisfactory answers from Buyer or its representatives concerning the terms and conditions of this investment. Raymond Dabney, President of the Company, has made himself available to answer any and all questions Seller may have regarding Buyer. In agreeing to receive the Shares, the undersigned is not relying upon any representations or information made or presented by Buyer, or by Mr. Dabney, which they have not independently verified to their satisfaction, other than those representations and warranties in Section 4.3 below.

          3.11.2 Seller recognizes that an investment in Buyer involves substantial risk. Seller represent that except as agreed to in any previous agreements executed by the parties, there have been no representations, guarantees, or warranties made by Buyer with respect to:

                 3.11.2.1 the approximate length of time that the undersigned will be required to remain as owners of the Restricted Shares acquired in connection with the offering;

                 3.11.2.2 the percentage of profit and/or amount or type of consideration, profit or loss (including tax benefits) to be realized, if any, as a result of an investment; and

                 3.11.2.3 the possibility that the past performance or experience on the part of any affiliate of Buyer, their agents, or employees, or of any other person, might in any way indicate the predictable results of the ownership of the Restricted Shares or of the overall prospects of Buyer.

          3.11.3 Seller is able to bear the substantial economic risks of an investment in Buyer, have no need for liquidity in such investment, could afford a complete loss of such investment and represent that the investment in Buyer is not unreasonably large when compared with Seller' total financial capability.

          3.11.4 Seller is acquiring the Restricted Shares for investment and not with a view toward resale or redistribution, and Seller does not anticipate any change in circumstances that would cause Seller to desire to sell the Restricted Shares or any part thereof.

          3.11.5 Seller understands that

                 3.11.5.1 The Restricted Shares have not been registered under the Securities Act of 1933 or state securities laws, in reliance on specific exemptions from registration thereunder;

                 3.11.5.2 Seller has no right to require such registration; and

                 3.11.5.3 State securities administrators and the Securities and Exchange Commission have not reviewed, approved or disapproved the securities or passed on the merits of the offering.

                 3.6  Seller understand that

                 3.11.5.4 The Restricted Shares may not be sold, assigned, pledged or otherwise disposed of unless they are registered under the Act, and applicable state laws, or an exemption from registration is available;

                 3.11.5.5 There might not ever be a market for the Restricted Shares;

                 3.11.5.6 Seller may be unable to liquidate the Restricted Shares in the case of an emergency or otherwise.

     3.12 All representations and warranties set forth above or in any other written statement or document delivered by Seller in connection with the transactions contemplated hereby are true and correct as of the date of this Agreement and shall survive that date.

     3.13 Seller understands the meaning and legal consequences of the representations and warranties contained in this Section 3, and agrees to indemnify, defend and hold harmless Buyer and each director, officer and shareholder thereof from and against any and all loss, damage or liability (including without limitation attorneys' fees) due to or arising out of a breach of any representation or warranty of the undersigned, except that Seller does not waive any rights granted to the undersigned under federal or state securities laws.

     3.14 Taxpayer Identification.  By executing this Agreement, the Seller
          -----------------------
acknowledges, under penalty of perjury, that its taxpayer identification number furnished below is correct and that it is not subject to backup withholding either because it has not been notified that it is subject to backup withholding or because it has been notified that it is no longer subject to backup withholding.

4.   Buyer's Representations and Warranties.

Buyer warrants and represent to Seller as follows:

     4.1  Corporate Authority. Buyer is a corporation organized, validly
          -------------------
existing, and in good standing under the laws of the State of Minnesota. The execution and delivery of this Agreement to Seller and carrying out the provisions hereof have been duly authorized by Buyer's Board, and at Closing, Buyer shall furnish Seller duly certified copies of the authorizing resolutions of Buyer's Board.

     4.2  Inspection and Value.  Buyer has formed its opinion as to the value of
          --------------------
the Assets being purchased hereunder. Buyer has inspected the Assets to the full extent of Buyer's desire, and Seller has given Buyer ample opportunity to conduct such inspections.

     4.3  Shares.
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          4.3.1 The shares consist of capital stock of Buyer and have been validly issued by Buyer and are fully paid and non-assessable.

          4.3.2 Neither the execution and delivery of this Agreement by Buyer nor Buyer's consummation or performance of Seller's purchase of Shares will give any person or entity the right to prevent, delay, or otherwise interfere with this purchase of Shares.

          4.3.3 The Shares are owned free and clear of any liens or other encumbrances, and have not been pledged or hypothecated.

          4.3.4 There is no pending action, arbitration, audit, hearing, investigation or litigation that has been commenced against Buyer that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the purchase of Shares.

          4.3.5 Provisions of Federal and State Laws. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE ACT, NOR UNDER ANY STATE SECURITIES LAWS. AN INVESTMENT IN SUCH SHARES HAS NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR

SIMILAR BODY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF MINNESOTA AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION EXEMPT UNDER THE SECURITIES ACT OF MINNESOTA OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF MINNESOTA OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT OF MINNESOTA.

          4.3.6 Prohibitions on Sale; Stock Legends. Seller agree that in no
                -----------------------------------
event will he sell or distribute all or any part of the Restricted Shares unless

                4.3.6.1 There is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving the Restricted Shares;

                4.3.6.2 Buyer receives an opinion of the Seller's legal counsel, in form acceptable to Buyer, stating that such transaction is exempt from registration; or

                4.3.6.3 Buyer otherwise satisfies itself that such transaction is exempt from registration.

                4.3.6.4 Seller agree that Buyer may affix its standard legends restricting transferability and pertaining to any restrictions to any stock certificates issued pursuant to this Agreement.

5.   Closing Obligations.

     5.1  Seller' Obligations at Closing.  At Closing, Seller shall execute and
          ------------------------------
deliver to Buyer:

          5.1.1 A bill of sale, assignments, and such other instrument, and documents of conveyance and transfer to Buyer of all of the Assets.

          5.1.2 Appropriate original instruments of consent or waiver executed by third parties with respect to all contract rights being transferred to Buyer hereunder in order more fully to effect transfer of the Assets, including, without limitation, consents by all appropriate governmental agencies, if any.

          5.1.3 Possession of the originals of all the Assets and all copies thereof; it being understood and agreed that no Assets, as defined in this Agreement, or any portion thereof shall remain in the possession or control of Seller after Closing.

          5.1.4 True and correct copies of resolutions duly accepted by Seller' Board and all unit holders entitled to vote hereon confirming this Agreement, authorizing and carrying out all transactions contemplated herein and the execution and delivery by Seller of all instruments then or thereafter required to do so; said resolutions to be duly certified by the Secretaries of National and Universal.

          5.1.5 Such other instruments and documents as may be elsewhere herein required.

          5.1.6 A certificate signed by the President and by the Secretary of Seller, dated the Closing Date, certifying that all of Seller's representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date, except to the extent otherwise expressly provided or permitted in this Agreement.

     5.2  Seller's Further  Assurances.  From time to time, at Buyer's request
          ----------------------------
and expense, whether at or after the Closing and without further consideration, Seller shall:

          5.2.1 Execute and deliver to Buyer such instruments as may reasonably be required to carry out the intent and purpose of this Agreement.

          5.2.2 Deliver to Buyer such other data, papers and information as may be requested by Buyer to assist Buyer in the use of Seller' Assets.

     5.3  Buyer's Obligations at Closing. At Closing, Buyer shall execute and
          ------------------------------
deliver to Seller:

          5.3.1 The payments provided for herein.

          5.3.2 True and complete copies of resolutions duly adopted by Buyer's Board and shareholders and duly certified by the Secretary of Buyer, which provide all necessary corporate authorization for the execution and carrying out of this Agreement and the provisions hereof.

          5.3.3 A certificate signed by the President and the Secretary of Buyer, dated the date of Closing, certifying that all representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date and the fulfillment of the covenants and agreements as of the Closing.

6.   Miscellaneous

     6.1  Applicable Law. This Agreement and all rights hereunder shall be
          --------------
governed by, and interpreted in accordance with, the laws of the State of Minnesota. The undersigned hereby submits to the nonexclusive jurisdiction of the courts of the State of Minnesota and of the federal courts in the Minnesota with respect to any action or legal proceeding commenced by any person or entity relating to or arising out of this Agreement, the Company or Buyer's business, and consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below on the signature page or such other address as the undersigned shall furnish in writing to Buyer.

     6.2  Counterparts and Facsimile Signature. This Agreement may be signed in
          ------------------------------------
counterparts, all of which when taken together shall constitute a single executed document Signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

     6.3  Entire Agreement; Amendment. This Agreement constitutes the entire
          ---------------------------
agreement among the parties relating to the terms of this Agreement. This Agreement may not be amended except by a written agreement signed by both parties.

     6.4  Survival.  All representations, warranties and covenants by Seller
          --------
shall survive the provisions of this Agreement shall be binding upon Seller and Seller's successors and assigns and inure to the benefit of Buyer and Buyer's successors and assigns.

     6.5  Waiver.  The failure of a party to insist upon strict adherence to any
          ------
term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     6.6  Assignment.  Subject to the limitations below, this Agreement shall
          ----------
inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement is personal in nature and shall not be assigned by any party without the express written consent of Buyer and/or Agent.

     6.7  Attorneys' Fees.  In any action at law or in equity to enforce any of
          ---------------
the provisions or rights under this Agreement, the prevailing party shall be entitled to recover from the other party or parties all of its costs, expense and reasonable attorneys' fees incurred therein by the prevailing party, including costs, expenses and attorneys' fees incurred on appeal.

     6.8  Headings. The section headings contained in this Agreement are for
          --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.9  Notices.  All notices shall be in writing and shall be deemed to have
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been sufficiently given or served (i) immediately, when personally delivered,
(ii) within three (3) days after being deposited in the United States mail, by registered or certified mail, or (iii) within one (1) day after being deposited with a reputable overnight mail carrier which provides delivery of such mail to be traced, addressed as indicated on the signature pages below.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

               (Remainder of this page intentionally left blank)

SELLER:

MULTICOM ENTERPRISES INC.

By: /s/ Anthony Bosley
   -------------------
        Anthony Bosley

Its:___________________________

Taxpayer ID No.________________

Address: Penthouse, 325-Carroll Street
         Vancouver, B.C. Canada

BUYER:

E-BIDD.COM, INC.
(to be renamed Xraymedia.com, Inc.)
a Minnesota corporation


By: /s/ Raymond C. Dabney
   ----------------------
   Raymond C. Dabney, President

Address: 800-555 West Hastings Street
         Vancouver, B.C. Canada V6B 4N5